LEGG MASON PARTNERS EQUITY TRUST

On behalf of

Legg Mason Partners Dividend Strategy Fund

Supplement dated December 15, 2007

to the Statement of Additional Information dated April 16, 2007

The following information amends and supercedes, as applicable, the disclosure in the Statement of Additional Information of Legg Mason Partners Dividend Strategy Fund (the “Fund”):

Effective December 15, 2007, the information currently contained in “Portfolio Manager Disclosure—Portfolio Managers—Other Accounts Managed by Portfolio Manager” and “Portfolio Manager Disclosure—Portfolio Managers—Portfolio Manager Securities Ownership” in the Statement of Additional Information of the Fund is revised as follows:

Other Accounts Managed by Portfolio Managers

All information provided in the table below is as of August 31, 2007. The table below identifies, for Peter Vanderlee, the number of accounts (other than the fund) for which he has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

Fund	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Legg Mason Partners Dividend Strategy Fund	Peter Vanderlee	0 Registered investment companies with $0 billion in total assets under management	0 Other pooled investment vehicles with $0 billion in assets under management	15,431 Other accounts with $2.97 billion in total assets under management

Portfolio Managers Securities Ownership

All information provided in the table below is as of October 29, 2007.

The table below identifies ownership of fund securities by the portfolio manager.

Fund	Portfolio Manager	Fund Portfolio Manager Dollar Range of Ownership of Securities
Legg Mason Partners Dividend Strategy Fund	Peter Vanderlee	$50,000-$100,000

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